Exhibit 99.2 Strategic Acquisition of Republic Bank in an FDIC Transaction | April 29, 2024

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements with respect to the financial condition, results of operations, and business of Fulton Financial Corporation (the "Corporation" or "Fulton"), including after giving effect to the acquisition of certain assets and assumption of certain liabilities of Republic First Bank, doing business as Republic Bank ("Republic Bank"), from the Federal Deposit Insurance Corporation (the "FDIC"), as receiver of Republic Bank (the "Transaction"). These statements are not guarantees of future performance and are only predictions based on the Corporation's current expectations and projections about future events. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. These forward-looking statements include the proposed offering of the Corporation's common stock and expectations relating to the anticipated opportunities and financial and other benefits of the Transaction and the Corporation's projections of the combined company's future financial performance, asset quality, capital levels, expected levels of future expenses, including future credit losses, anticipated cost savings, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation's business or financial results, among other matters. See "—Presentation of Financial Information" below.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation's business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation's control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. In particular, statements about the fair value of the acquired assets and assumed liabilities in the Transaction are based on information provided to the Corporation by the FDIC, some of which has not been independently verified, and which is subject to change as the Corporation acquires additional information about the characteristics of the acquired assets and assumed liabilities. See "—Presentation of Financial Information" below. Statements about the Corporation's beliefs regarding the projected financial impact of the Transaction, including projections regarding the Corporation's projected earnings per share growth, loan portfolio, deposit mix, tangible book value and capital ratios, are subject to a number of factors, including the accuracy of the data provided by the FDIC with respect to the acquired assets and assumed liabilities, the accuracy of the Corporation's projections with respect to future interest rates, allowances for credit losses and costs (including potential future legal or regulatory costs incurred in connection with the Transaction), the ability of the Corporation to integrate the acquired assets, assumed liabilities, customers, systems and management personnel following the completion of the Transaction and the ability of the Corporation to achieve its projected synergies following the completion of the Transaction. Statements about any anticipated actions to be taken by the Corporation following the completion of the Transaction, including the completion of the equity offering priced on April 29, 2024, the sale of investment securities acquired in the Transaction and the repayment of borrowings assumed in the Transaction are subject to a number of factors, including the Corporation's assessment of discount rates, the Corporation's projections of future interest rates, future expected cash flows, market conditions and other future events that are highly subjective in nature and subject to change. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In addition to the factors identified above, certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, include the possibility that the anticipated benefits of the Transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into the Corporation, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events, together with other factors that can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

FULTON FINANCIAL CORPORATION

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PRESENTATION OF FINANCIAL INFORMATION

This presentation also includes certain projected financial information of the Corporation on a combined company basis, assuming consummation of the Transaction. Unless otherwise indicated, (i) the financial information for the Corporation is presented as of March 31, 2024, (ii) financial information for the assets and liabilities of Republic Bank is presented as of April 16, 2024 and is estimated based on data from the FDIC data room, and (iii) combined amounts show the illustrative impact of the Transaction on the Corporation, excluding purchase accounting adjustments but including anticipated balance sheet actions discussed in "Key Transaction Assumptions" on page 9.

The projected financial information is intended to illustrate the potential impact of the Transaction on the Corporation based on the Corporation's current assumptions and beliefs. The projected financial information of the combined company included in this presentation are preliminary estimates based on information available to management as of the date of this presentation, including estimated financial data and other information for Republic Bank as provided by the FDIC by way of selected proprietary information provided in the FDIC data room, and related assumptions. The Transaction follows the FDIC's competitive bidding process. The expedited nature of the transaction did not allow bidders the time and access to information and other sources customarily associated with preparing for and evaluating a negotiated transaction. The determination of both the aggregate amount and fair value of the acquired assets and assumed liabilities are based on information provided by the FDIC, much of which has not been independently verified given the nature of the FDIC's expedited competitive bidding process, and which is subject to change as Republic Bank is integrated into Fulton Bank and the Corporation acquires additional information and details about the acquired assets and assumed liabilities. The Corporation has not entered into a loss sharing arrangement with the FDIC in connection with the Republic First Transaction.

No assurances can be made as to the Republic First information included in, or relied upon in preparing information included in, this presentation, which has not been independently verified by the Corporation or audited, reviewed or otherwise examined by an independent auditor. Any projected financial information of the combined company is forward-looking information, does not reflect purchase accounting or other post-transaction adjustments and is based on several assumptions, including those discussed in "Key Transaction Assumptions" on page 9. Accordingly, actual results and financial condition following the completion of the Transaction and finalization of combined financial statements are expected to differ, potentially materially, from those indicated herein. See "—Forward-Looking Statements" above.

NON-GAAP FINANCIAL MEASURES

This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Additional information and a reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

LEGAL DISCLAIMER

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Corporation, nor shall there be any sale of common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Corporation or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

FULTON FINANCIAL CORPORATION
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A STRATEGIC AND FINANCIALLY COMPELLING TRANSACTION WITH MITIGATED EXECUTION RISK

Advances Strategic Growth Plan by Adding ~$4.2 billion in Deposits and ~$2.9 billion in Loans, Concentrated in the Heart of Our Philadelphia Market

- Substantially increases Fulton's Philadelphia metropolitan statistical area ("MSA") presence with combined company deposits of $8.5 billion, projected to rank #9 by market share on a combined basis[(1)]

Meaningful Financial Impact and Return Potential for Fulton Shareholders

- Provides immediate positive operating leverage through purchase accounting, expected cost savings and anticipated restructuring of the balance sheet
- ~20% projected run-rate accretion to 2024E EPS[(2)]; expected low tangible book value ("TBV") dilution (< 4%) and projected short TBV dilution earn back (~1.25 years)[(3)]

Improves Liquidity and Capital Position through Anticipated Balance Sheet Restructuring & Equity Offering

- Provides ability to pay down high-cost wholesale funding with excess cash and marked securities
- Anticipated repayment of ~$2.3 billion of acquired and the Corporation's wholesale funding sources in the near term
- Improves the Corporation's loan-to-deposit ratio from 99% to ~92%[(4)]

Maintains Strong Risk Management Culture and Robust Balance Sheet

- Expected to increase credit reserve position
- Anticipated robust capital ratios of the combined company – 9.9% Common Equity Tier 1 and 8.8% Tier 1 Leverage ratios[(3)]

Lower Execution Risk Driven by Familiarity of Customer Base, Market and FDIC Asset Discount

- The Corporation's due diligence and integration teams provide efficient and focused execution
- Asset discount provides downside financial protection

FULTON FINANCIAL CORPORATION

(1) Reflects FDIC Summary of Deposits data as of June 30, 2023. Republic Bank's estimated deposits in the Philadelphia MSA based on best available information provided in the FDIC data room as of January 31, 2024. (2) Run-rate EPS accretion for 2024E is based on median consensus estimates for the Corporation and illustratively assumes a closing of the transaction on January 1, 2024, a $250 million common stock issuance and full realization of cost savings, as set out on page 9. (3) TBV dilution based on March 31, 2024 financial information for the Corporation, adjusted for purchase accounting adjustments, restructuring charges and a $250 million common stock issuance. Refer to page 9 for additional detail on transaction assumptions and page 15 for additional detail on TBV dilution calculation. TBV is a non-GAAP financial measure; see appendix for certain GAAP to Non-GAAP reconciliations. (4) Combined Company Loans / Deposits ratio includes the impact of anticipated purchase accounting adjustments.

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OPPORTUNISTICALLY STRENGTHENS FULTON'S PHILADELPHIA MARKET

	Fulton Financial Corporation	Republic Bank	Combined Company[(1)]
Total Assets	$27.6bn	$5.2bn	$32.8bn
Loans & Leases	$21.5bn	$2.9bn	$24.4bn
Deposits	$21.7bn	$4.2bn	$25.9bn


PA
MD
DE
NJ
Atlantic City MSA
• Fulton (68)
• Republic Bank (30)[(2)]

Sizeable Deposit Base of Republic Bank

- $4.2 Billion Deposits
- ~ $37,000 Average[(4)] Deposit Account Size
- 32 Branches

Meaningful Shareholder Value Creation[(5)]

- ~20% Projected Run-Rate Accretion to 2024E EPS
- Anticipated < 4% TBV Dilution
- Estimated ~1.25 Year Earnback

FDIC Structure Limits Execution Risk

- Asset Discount Supports Capital
- Accelerated Closing, Immediate Benefits
- Lower Contractual Costs

Philadelphia MSA Deposit Market Share[(3)]

Rank	Institution Name	Total Deposits ($B)	Market Share (%)
1	Capital One Financial Corp.	224.2	41.7
2	The Toronto-Dominion Bank	109.1	20.3
3	Wells Fargo & Co.	34.1	6.3
4	The PNC Finl Svcs Grp	30.6	5.7
5	Citizens Financial Group Inc.	25.8	4.8
6	Bank of America Corporation	25.1	4.7
7	WSFS Financial Corp.	14.9	2.8
8	M&T Bank Corp.	10.7	2.0
	Projected Combined Company	**8.5**	**1.6**
9	Univest Financial Corp.	5.5	1.0
10	Truist Financial Corp.	5.4	1.0
11	**Fulton Financial Corp.**	**4.5**	**0.8**
12	**Republic First Bancorp Inc.**	**4.0**	**0.7**
	Total For All Institutions	**537.8**	**100**

Fulton Financial Corporation

(1) Combined Company excludes the impacts of purchase accounting, anticipated balance sheet actions, a common stock issuance, and expected cash settlement from the FDIC. (2) Branch count excludes two Republic Bank locations outside the Philadelphia region. (3) Reflects FDIC Summary of Deposits data as of June 30, 2023. Republic Bank's deposits estimated using best available information from FDIC data room as of January 31, 2024. (4) Calculated using deposits and number of accounts as of January 31, 2024. (5) Run-rate EPS accretion for 2024E is based on median consensus estimates for the Corporation and illustratively assumes a transaction closing date on January 1, 2024, a $250 million common stock issuance and full realization of cost savings, as set out on page 9. TBV dilution based on March 31, 2024 financial information for Fulton, adjusted for purchase accounting adjustments, restructuring charges and a $250 million common stock issuance. Refer to page 9 for detail on transaction assumptions and page 15 for detail on TBV dilution calculation.

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OPPORTUNISTIC EXPANSION ACROSS SIMILAR LENDING PRODUCTS, SERVICES AND MARKETS OF OPERATION Combined Company Consumer + Other Other Consumer + Consumer + Home Equity 2% 1% Home Equity Home Equity 3% Residential 8% 8% Residential 26% Commercial Residential 27% 19% 33% Commercial Commercial 21% 21% Commercial Commercial Commercial Real Estate Real Estate Real Estate 43% 43% 45% Total Loans: $21.5bn Total Loans: $2.9bn Total Loans: $24.4bn Limited office exposure; history of solid credit performance 6

20% INCREASE IN DEPOSIT BASE BENEFITING FROM FAVORABLE COMBINED COMPANY DEPOSIT MIX Combined Company Noninterest- Noninterest- Noninterest Interest- Bearing Bearing -Bearing Interest- Bearing Demand Demand Interest- Demand Bearing Demand 23% 18% Bearing 23% Demand 50% Demand 25% 29% Brokered + Time 16% Brokered Brokered + Time + Time 19% MMDAs + 20% Savings MMDAs + MMDAs + Savings 32% Savings 29% 16% Total Deposits: $21.7bn Total Deposits: $4.2bn Total Deposits: $25.9bn (1) Loan / Deposit Ratio: 99% Loan / Deposit Ratio: 68% Loan / Deposit Ratio: 92% Deposit rich branch network with a high-quality retail presence, deposit focused business model with strong collateral coverage of municipal deposits (1) Combined Company Loans / Deposits ratio includes the impact of anticipated purchase accounting adjustments. 7

ACQUIRING CERTAIN ASSETS AND ASSUMING CERTAIN LIABILITIES OF REPUBLIC BANK FROM THE FDIC Acquired Balance Sheet ($ in billions) Acquisition Details Assets § Fulton is acquiring a highly liquid balance sheet with cash and securities (1) Cash $1.0 accounting for ~50% of total assets (1) § $1.0 billion cash position to be received from the FDIC Investment Securities (at Fair Value) $2.0 § $2.0 billion of securities purchased at fair value Gross Loans $2.9 § $2.9 billion of loans, including residential mortgage, commercial real estate, construction, commercial and industrial, and other consumer loans Other Assets <$0.1 § $4.2 billion of deposits, substantially all of Republic Bank’s deposit base Total Assets $5.9 § $1.3 billion of borrowings, Federal Home Loan Bank advances and Bank Term Funding Program Liabilities § Option to purchase all bank branches and corporate locations Deposits $4.2 Borrowings $1.3 Integration Other Liabilities <$0.1 § All regulatory approvals received § All branches to open as Fulton Bank starting on Monday, April 29, 2024 Total Liabilities $5.5 § No service disruption expected for Republic Bank or Fulton Bank customers § Extensive customer and team member communications drive integration effort $374mm Asset Discount (1) Includes $0.8 billion FDIC cash payment composed of an estimated $0.4 billion of settlement amount due to negative asset value of balance sheet and $0.4 billion asset discount, and $0.2 billion in cash on balance sheet. 8

KEY TRANSACTION ASSUMPTIONS

Rate Marks	▪ Securities portfolio acquired at fair value with an estimated discount of ~\$550 million ▪ Loans, deposits and incremental securities marks of ~\$314 million
Credit Mark	▪ Gross credit mark of ~2.8% of total loans (~\$83 million) ▪ ~35% of the mark on purchase credit deteriorated ("PCD") loans and ~65% of the mark on non-PCD loans
Intangible Assets	▪ Core deposit intangible ("CDI") of 2.50% of all non-time deposits; amortized over 7 years; sum-of-year-digits methodology (~\$91 million)
Transaction Charges	▪ Approximately \$30 million pre-tax
Cost Savings	▪ Approximately ~40% of Republic Bank's annual operating non-interest expense base phased in by year end 2024 ▪ Anticipated operating expense run-rate of ~\$60 million annually excluding amortization of intangibles
Anticipated Balance Sheet Actions	▪ Sale of Republic Bank's securities portfolio of ~\$2.0 billion ▪ Repayment of ~\$1.3 billion of Republic Bank's wholesale borrowings ▪ Repayment of ~\$1.0 billion of the Corporation's wholesale funding sources in the near-term

FULTON FINANCIAL CORPORATION
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STRENGTHENING OUR LIQUIDITY POSITION

Expected to Generate $800mm Cash[(1)] for Fulton

Sources	Anticipated Uses
$0.2 billion Balance Sheet Cash *Republic Bank*	**$0.6 billion** BTFP Repaid *Republic Bank*
$0.8 billion FDIC Cash Received	**$0.7 billion** FHLB Repaid *Republic Bank*
$2.0 billion Securities Sale *Republic Bank*	**$1.0 billion** Wholesale Funding Repaid *Fulton*
	$800 million Growth in Balance Sheet Cash[(1)]

Combined Company Liquidity Metrics

Metric	Standalone	Combined Company
Cash / Assets[(1)]	~1.7%	~3.4%
Wholesale as % of Funding[(2)]	~10%	~5%
Loans / Deposits[(3)]	~99%	~92%

Combined Company Liquidity Position Expected to Improve with Meaningful Repayment of Wholesale Funding and ~$1.0 billion Cash on Hand[(1)]

(1) Combined Company Cash / Assets excludes proceeds from common equity issuance. (2) Funding defined as deposits, Federal Home Loan Bank ("FHLB") borrowings, Fed Funds purchased, Bank Term Funding Program ("BTFP") borrowings, senior debt and subordinated debt. Wholesale defined as all non-deposit funding. (3) Combined Company Loans / Deposits ratio includes the impact of anticipated purchase accounting adjustments, as set out on page 9.

FULTON FINANCIAL CORPORATION

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WELL POSITIONED POST ACQUISITION Q1 2024 - Actual Combined with Republic Bank and Adjusted for $250 Million Common Stock Issuance 13.9% 13.3% 11.0% 10.6% 10.2% 9.9% 9.4% 8.8% 7.4% 7.0% (1) TCE/TA Leverage Ratio CET1 Ratio Tier 1 Ratio Total Capital Ratio Strong capital position, supplemented by opportunistic capital raise (1) TCE/TA is a non-GAAP financial measure; see appendix for certain GAAP to Non-GAAP reconciliations. Note: Regulatory capital ratios as of March 31, 2024 are preliminary estimates. Combined ratios include net proceeds from common equity issuance. 11

LOWER EXECUTION RISK DRIVEN BY FAMILIARITY OF CUSTOMER BASE, THE MARKET AND ASSET DISCOUNT Lower Execution Risk Due Diligence Well-Positioned for Integration § Fulton is already familiar with § Due diligence work covered all § The Corporation is an Republic Bank customers, key areas, including client base, experienced acquirer and employees and markets loan portfolio, deposit base, integrator operations, among others § Strong combined company § Republic Bank customers will capital and liquidity position § The Corporation’s due diligence benefit from the Corporation’s provides strategic flexibility to and integration organized by strength, robust suite of navigate operating environment eight workstreams with products, services, and delivery experienced bankers, a channels, and local knowledge dedicated process, all under a of the market § Purchase of assets from the risk management framework FDIC eliminates certain contractual obligation costs§ Extensive plan developed to onboard customers, systems and employees § Asset discount provides meaningful downside financial protection 12

KEY TAKEAWAYS § Advances Strategic Growth Plan by Adding ~$4.2 billion in Deposits and ~$2.9 billion in Loans, ü Concentrated in The Heart of Our Philadelphia Market § Meaningful Financial Impact and Return Potential for Fulton Shareholders ü § Improves Liquidity and Capital Position through Anticipated Balance Sheet Restructuring ü and Capital Offering ü § Maintains Strong Risk Management Culture and Robust Balance Sheet § Lower Execution Risk Driven by Familiarity of Customer Base, Market and Asset Discount ü 13

APPENDIX 14

BARGAIN PURCHASE GAIN BUILD-UP AND ANTICIPATED TANGIBLE BOOK VALUE IMPACT Tangible Common Equity Share Count TBV per Share (1) (1) ($mm) (mm) ($) Fulton Standalone (as of 3/31/24) $2,005 162 $12.37 Transaction Fair Market Value & Other Adjustments Asset Discount $374 Total Fair Value Adjustments (Credit & Rate Marks) ($397) Core Deposit Intangible 91 Net Fair Market Value Adjustments ($305) Asset Discount after Purchase Accounting Marks $69 Tax Impact (17) Bargain Purchase Gain $51 (2) Other Transaction Adjustments ($66) Total M&A Transaction Impact Increase in Common Equity ($15) Core Deposit Intangible (91) Increase in Tangible Common Equity ($106) (3) Net Proceeds of Capital Raise $237 16 (4) Pro Forma Tangible Common Equity - Incl. Capital Raise $2,136 178 $11.99 TBV per Share Accretion / (Dilution) - $ ($0.38) TBV per Share Accretion / (Dilution) - % (3.0%) Note: Total figures may differ due to rounding. (1) Tangible Common Equity is a non-GAAP financial measure; see appendix for certain GAAP to Non-GAAP reconciliations. (2) Includes Day 2 CECL reserves and one-time charges. (3) Assumes net proceeds of $237 million. (4) For illustrative purposes assumes issuance is completed at FULT’s stock price as of April 26, 2024 ($15.62 per share). 15

CERTAIN GAAP TO NON-GAAP RECONCILIATIONS Management believes that the non-GAAP financial measures presented herein provide useful supplemental information to both management and investors in understanding the Corporation's underlying operational performance, business and performance trends, and may facilitate comparisons of our current and prior performance with the performance of others in the financial services industry. These non-GAAP financial measures should not be considered in isolation or as a substitute for or superior to financial measures calculated in accordance with GAAP. These non-GAAP financial measures may also be calculated differently from similar measures disclosed by other companies. Reported March 31, 2024 (1) Dollars in Millions ($mm) ($mm) As Adjusted Total Shareholders Equity (GAAP) $2,758 $2,758 Less: Standalone Goodwill and Intangible Assets (560) (560) Less: Preferred Stock (193) (193) (2) Plus: Anticipated Net Proceeds from Capital Raise -- 237 Plus: Anticipated Bargain Purchase Gain -- 51 (3) Less: Anticipated Other Transaction Adjustments -- (66) Less: Anticipated Core Deposit Intangible Created -- (91) Tangible Common Equity (Non-GAAP) $2,005 $2,136 (4) Anticipated Shares Outstanding (mm) 162 178 Tangible Book Value per Share (Non-GAAP) $12.37 $11.99 Total Assets (GAAP) $27,643 $27,643 Less: Standalone Goodwill and Intangible Assets (560) (560) Plus: Anticipated Assets Purchased, Net of Anticipated Balance Sheet Actions -- 3,260 (2) Plus: Anticipated Net Proceeds from Capital Raise -- 237 Less: Anticipated Core Deposit Intangible Created -- (91) Tangible Assets (Non-GAAP) $27,083 $30,489 Tangible Common Equity to Tangible Assets ( TCE / TA ) (Non-GAAP) 7.40% 7.01% Note: Combined metrics show illustrative impact to the Corporation of the transaction using such financial data and includes purchase accounting adjustments and anticipated balance sheet actions. (1) Includes impact of the transaction with a $250 million common stock issuance. (2) Assumes net proceeds of $237 million. (3) Includes Day 2 CECL reserves and one-time charges. (4) For illustrative purposes assumes proposed issuance is completed at FULT’s stock price as of April 26, 2024 ($15.62 per share). 16